UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2011
PROLOGIS, INC.
PROLOGIS, L.P.
(Exact Name of Registrant as Specified in its Charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
Pier 1, Bay 1, San Francisco, California 94111
(Address of Principal Executive Offices, including Zip Code)
(415) 394-9000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     This Current Report on Form 8-K is being filed in connection with the consummation on June 3, 2011 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 30, 2011 and amended as of March 9, 2011 (the “Merger Agreement”), by and among Prologis, Inc. (f/k/a AMB Property Corporation), a Maryland corporation (“Prologis”), Prologis, L.P. (f/k/a AMB Property, L.P.), a Delaware limited partnership (the “Operating Partnership”), Prologis (f/k/a ProLogis), a Maryland real estate investment trust (“Old ProLogis”), New Pumpkin Inc., a Maryland corporation (“New Pumpkin”), Upper Pumpkin, LLC, a Delaware limited liability company (“Upper Pumpkin”) and Pumpkin LLC, a Delaware limited liability company. Pursuant to the Merger Agreement, (i) on June 2, 2011, Pumpkin LLC merged with and into Old ProLogis, with Old ProLogis surviving as a wholly owned subsidiary of New Pumpkin (the “ProLogis Merger”), (ii) on June 3, 2011, New Pumpkin merged with and into Prologis, then known as AMB Property Corporation, at which time AMB Property Corporation changed its name to Prologis, Inc. (the “Topco Merger” and, together with the ProLogis Merger, the “Mergers”), and (iii) immediately following the Topco Merger, Prologis contributed all of the equity interests of Upper Pumpkin to the Operating Partnership, then known as AMB Property, L.P., immediately following which the Operating Partnership changed its name to Prologis, L.P. (the “Contribution”). Pursuant to the Contribution, Old ProLogis became an indirect subsidiary of Prologis. The following events took place in connection with the consummation of the Mergers:
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Global Senior Credit Agreement
     On June 3, 2011, Prologis, the Operating Partnership and various affiliates thereof entered into a Global Senior Credit Agreement (the “Global Facility”) with various lenders and Bank of America, N.A., as Global Administrative Agent. Pursuant to the Global Facility, the Operating Partnership and various subsidiaries and affiliates thereof may obtain loans and/or procure the issuance of letters of credit in various currencies on a revolving basis in an aggregate amount not exceeding approximately $1,750,000,000 (subject to increase pursuant to the accordion feature included in the Global Facility).
     The Global Facility is scheduled to mature on June 3, 2015, but the Operating Partnership may, at its option and subject to the satisfaction of certain conditions and payment of an extension fee, extend the maturity date of the Global Facility to June 3, 2016. Pricing under the Global Facility, including the spread over LIBOR and the rates applicable to facility fees and letter of credit fees, varies based upon the public debt ratings of the Operating Partnership as in effect from time to time. The Global Facility contains customary representations, covenants (including certain financial tests applicable to Prologis) and defaults (including a cross-acceleration to other recourse indebtedness of more than $50,000,000). Prologis has unconditionally guaranteed all obligations of each borrower under the Global Facility, and the Operating Partnership has unconditionally guaranteed all obligations of each other borrower under the Global Facility.
     The Global Facility has been included herewith as Exhibit 10.1 and is incorporated herein by reference.
Yen Revolver
     On June 3, 2011, AMB Japan Finance Y.K., a Japanese tokurei yugen kaisha and a subsidiary of Prologis (“AMB Japan”), as the initial borrower, and Prologis and the Operating Partnership, as guarantors, entered into a JPY36.5 billion Third Amended and Restated Revolving Credit Agreement (the “Yen Revolver”) with various lenders and Sumitomo Mitsui Banking Corporation, as Administrative Agent. Concurrently, certain other subsidiaries of Prologis became parties to the Yen Revolver pursuant to joinder agreements.
     The Yen Revolver matures on March 1, 2014, but AMB Japan may, at its option and subject to the satisfaction of certain conditions and payment of an extension fee, extend the maturity date to February 27, 2015. AMB Japan may increase availability under the Yen Revolver to an amount not exceeding JPY65 billion by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments.

     Pricing under the Yen Revolver, including the spread over LIBOR and the rates applicable to facility fees and letter of credit fees, varies based upon the public debt ratings of the Operating Partnership as in effect from time to time. Except for certain customary representations, covenants and defaults that are specific to the Yen Revolver or the borrowers thereunder, the representations, covenants (including certain financial tests applicable to Prologis) and defaults in the Yen Revolver are substantially the same as the corresponding provisions of the Global Facility referred to above.
     Prologis and the Operating Partnership have unconditionally guaranteed all obligations of each borrower under the Yen Revolver pursuant to a Guaranty Agreement dated as of June 3, 2011.
     The Yen Revolver and the Guaranty Agreement issued by Prologis and the Operating Partnership in connection therewith have been included herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.
Amendment to Euro Term Loan Agreement
     On June 3, 2011, Prologis, the Operating Partnership and various other parties entered into a first amendment and waiver to the Credit Agreement (the “Euro Term Loan Agreement”) dated as of November 29, 2010 among the Operating Partnership (f/k/a AMB Property, L.P.), various banks and HSBC Bank USA, National Association, as Administrative Agent. Pursuant to such amendment, Prologis became a party to the Euro Term Loan Agreement and various representations, covenants and defaults in the Euro Term Loan Agreement were amended to be substantially the same as the corresponding provisions of the Global Facility referred to above.
     The Euro Term Loan Agreement originally was filed as Exhibit 10.1 to Prologis (f/k/a AMB Property Corporation) and the Operating Partnership’s (f/k/a AMB Property, L.P.) Current Report on Form 8-K filed on December 1, 2010, and is incorporated herein by reference. The amendment to the Euro Term Loan Agreement has been included herewith as Exhibit 10.4 and is incorporated herein by reference.
Guaranty of Bridge Loan Agreement
     On June 3, 2011, Prologis and the Operating Partnership issued a guaranty (the “Bridge Guaranty”) of the obligations of PLD International Incorporated, a Delaware corporation (the “Bridge Borrower”), under the Senior Bridge Loan Agreement dated as of April 21, 2011 among the Bridge Borrower, various lenders and J.P.Morgan Europe Limited, as Administrative Agent. The Bridge Guaranty incorporates by reference many of the covenants contained in the Global Facility referred to above.
     The Bridge Loan Agreement originally was filed as Exhibit 10.1 to Old ProLogis’ Current Report on Form 8-K filed on April 26, 2011, and is incorporated herein by reference. The Bridge Guaranty has been included herewith as Exhibit 10.5 and is incorporated herein by reference.
     The information set forth in Item 2.03 regarding the Old ProLogis Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture (in each case, as defined below) is incorporated herein by reference.
Item 1.02. TERMINATION OF MATERIAL DEFINITIVE AGREEMENTS
     On June 3, 2011, the Operating Partnership and/or its subsidiaries repaid all outstanding obligations under the Fifth Amended and Restated Revolving Credit Agreement dated as of July 16, 2007 among certain borrowers, the Operating Partnership (f/k/a AMB Property, L.P.), various lenders and Bank of America, N.A., as Administrative Agent, and under the Fourth Amended and Restated Revolving Credit Agreement dated as of November 10, 2010 among certain borrowers, the Operating Partnership (f/k/a AMB Property, L.P.), ProLogis (f/k/a AMB Property Corporation), various lenders and JPMorgan Chase Bank, N.A., as Administrative Agent, and each such agreement was terminated.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
     The information set forth in Item 1.01 regarding the Global Facility, the Yen Revolver and the Guaranty Agreement, the Euro Term Loan Agreement and amendment thereto and Bridge Guaranty is incorporated herein by reference.
Prologis Twelfth Supplemental Indenture
     Effective as of the Closing Date, Prologis and Old ProLogis executed and delivered to U.S. Bank National Association, as trustee (the “Trustee”) a Twelfth Supplemental Indenture, dated as of the Closing Date (the “Twelfth Supplemental Indenture”) in accordance with that certain indenture dated as of March 1, 1995 between Old ProLogis and the Trustee (as amended and supplemented, the “Old ProLogis Indenture”) as amended and supplemented by the first supplemental indenture, dated as of February 9, 2005 (the “First Supplemental Indenture”); the second supplemental indenture, dated as of November 2, 2005 (the “Second Supplemental Indenture”); the third supplemental indenture, dated as of November 2, 2005 (the “Third Supplemental Indenture”); the fourth supplemental indenture, dated as of March 26, 2007 (the “Fourth Supplemental Indenture”); the fifth supplemental indenture, dated as of November 8, 2007 (the “Fifth Supplemental Indenture”); the sixth supplemental indenture, dated as of May 7, 2008 (the “Sixth Supplemental Indenture”); the seventh supplemental indenture, dated as of May 7, 2008 (the “Seventh Supplemental Indenture”); the eighth supplemental indenture, dated as of August 14, 2009 (the “Eighth Supplemental Indenture”); the ninth supplemental indenture, dated as of October 1, 2009 (the “Ninth Supplemental Indenture”); the tenth supplemental indenture, dated as of March 16, 2010 (the “Tenth Supplemental Indenture”); and the eleventh supplemental indenture, dated as of June 2, 2011 (the “Eleventh Supplemental Indenture” and together with the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture and the Tenth Supplemental Indenture, the “Prior Supplemental Indentures”). The Twelfth Supplemental Indenture provided for certain changes and adjustments in connection with the Mergers, including (i) providing for the conversion and settlement of certain convertible notes of Old ProLogis into common stock of Prologis rather than common shares of Old ProLogis, including the 0.4464 conversion rate of shares of common stock of Prologis for common shares of Old ProLogis in the Mergers and (ii) certain adjustments to the initial exchange rate, dividend threshold amounts, contingent exchange trigger prices and fundamental change make-whole amounts to account for the Mergers.
     As of June 6, 2011, there was approximately $4.6 billion in aggregate principal amount of notes outstanding under the Old ProLogis Indenture, consisting of the following series of notes issued by Old ProLogis prior to the Mergers (the “Old ProLogis Notes”):
•	5.500% Notes due April 1, 2012

•	5.500% Notes due March 1, 2013

•	7.625% Notes due August 15, 2014

•	7.810% Notes due February 1, 2015

•	9.340% Notes due March 1, 2015

•	5.625% Notes due November 15, 2015

•	5.750% Notes due April 1, 2016

•	8.650% Notes due May 15, 2016

•	5.625% Notes due November 15, 2016

•	6.250% Notes due March 15, 2017

•	7.625% Notes due July 1, 2017

•	6.625% Notes due May 15, 2018

•	7.375% Notes due October 30, 2019

•	6.875% Notes due March 15, 2020

•	3.250% Convertible Senior Notes due 2015

•	2.250% Convertible Senior Notes due 2037

•	1.875% Convertible Senior Notes due 2037

•	2.625% Convertible Senior Notes due 2038
     Copies of the Old ProLogis Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture are included herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12 and 4.13, respectively. The description of the Twelfth Supplemental Indenture is qualified in its entirety by reference to the full text of the Twelfth Supplemental Indenture.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description

4.1	Indenture dated as of March 1, 1995, between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee (incorporated by reference to Exhibit 4.9 to Old ProLogis’ Form 10-K for the year ended December 31, 1994).

4.2	First Supplemental Indenture, dated as of February 9, 2005, by and between ProLogis and U.S. Bank National Association, as Trustee (as successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed February 15, 2005).

4.3	Second Supplemental Indenture, dated as of November 2, 2005, by and between ProLogis and U.S. Bank National Association, as Trustee (as successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed November 4, 2005).

4.4	Third Supplemental Indenture, dated as of November 2, 2005, by and between ProLogis and U.S. Bank National Association, as Trustee (as successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.2 to Old ProLogis’ Current Report on Form 8-K filed November 4, 2005).

4.5	Fourth Supplemental Indenture, dated March 26, 2007, among ProLogis and the Initial Purchasers (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed March 26, 2007).

4.6	Form of Fifth Supplemental Indenture between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed November 7, 2007).

4.7	Form of Sixth Supplemental Indenture between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed May 7, 2008).

4.8	Form of Seventh Supplemental Indenture between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.2 to Old ProLogis’ Current Report on Form 8-K filed May 7, 2008).

4.9	Form of Eighth Supplemental Indenture between ProLogis and U.S. Bank National Association (as

Exhibit No.	Description

successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed August 14, 2009).

4.10	Ninth Supplemental Indenture, dated as of October 1, 2009, between ProLogis and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed October 2, 2009).

4.11	Tenth Supplemental Indenture between ProLogis and U.S. Bank National Association, dated as of March 16, 2010 (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed March 17, 2010).

4.12	Eleventh Supplemental Indenture, by and between Old ProLogis, New Pumpkin Inc. and U.S. Bank National Association, as Trustee (as successor in interest to State Street Bank and Trust Company), dated as of June 2, 2011 (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed June 7, 2011).

4.13	Twelfth Supplemental Indenture, by and between Prologis, Old ProLogis and U.S. Bank National Association, as Trustee (as successor in interest to State Street Bank and Trust Company), dated as of June 3, 2011 (incorporated by reference to Exhibit 4.2 to Old ProLogis’ Current Report on Form 8-K filed June 7, 2011).

10.1	Global Senior Credit Agreement dated as of June 3, 2011 among Prologis, Operating Partnership, various subsidiaries and affiliates of Prologis, various lenders, Bank of America, N.A., as Global Administrative Agent, U.S. Funding Agent, U.S. Swing Line Lender and a U.S. L/C Issuer, The Royal Bank of Scotland plc, as Euro Funding Agent, The Royal Bank of Scotland N.V., as Euro Swing Line Lender and a Euro L/C Issuer, and Sumitomo Mitsui Banking Corporation, as Yen Funding Agent and a Yen L/C Issuer (incorporated by reference to Exhibit 10.1 to Old ProLogis’ Current Report on Form 8-K filed June 7, 2011).

10.2	Third Amended and Restated Revolving Credit Agreement dated as of June 3, 2011 among AMB Japan Finance Y.K., as initial borrower, Operating Partnership and Prologis, as guarantors, the banks listed on the signature pages thereof, and Sumitomo Mitsui Banking Corporation, as Administrative Agent.*

10.3	Guaranty of Payment dated as of June 3, 2011 by Operating Partnership and Prologis for the benefit of Sumitomo Mitsui Banking Corporation, as Administrative Agent for the banks that are from time to time parties to the Third Amended and Restated Revolving Credit Agreement dated as of June 3, 2011 among AMB Japan Finance Y.K., Operating Partnership, Prologis, various lenders and Sumitomo Mitsui Banking Corporation, as Administrative Agent.*

10.4	First Amendment and Waiver to the Credit Agreement dated as of November 29, 2010 among Operating Partnership as borrower, Prologis as guarantor, various banks and HSBC Bank USA, National Association, as Administrative Agent.*

10.5	Guaranty Agreement dated as of June 3, 2011 issued by Operating Partnership and Prologis in favor of the Administrative Agent and the Lenders under the Senior Bridge Loan Agreement dated as of April 21, 2011 among PLD International Incorporated, various lenders and J.P. Morgan Europe Limited, as Administrative Agent.*

*	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prologis, Inc.
(Registrant)

Date: June 8, 2011	By: Name:	/s/ Edward S. Nekritz Edward S. Nekritz
	Title:	General Counsel & Secretary

Prologis, L.P.
(Registrant)

	By:	Prologis, Inc,
Its general partner

Date: June 8, 2011	By: Name:	/s/ Edward S. Nekritz Edward S. Nekritz
	Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated as of March 1, 1995, between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee (incorporated by reference to Exhibit 4.9 to Old ProLogis’ Form 10-K for the year ended December 31, 1994).

4.2	First Supplemental Indenture, dated as of February 9, 2005, by and between ProLogis and U.S. Bank National Association, as Trustee (as successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed February 15, 2005).

4.3	Second Supplemental Indenture (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed November 4, 2005).

4.4	Third Supplemental Indenture (incorporated by reference to Exhibit 4.2 to Old ProLogis’ Current Report on Form 8-K filed November 4, 2005).

4.5	Fourth Supplemental Indenture, dated March 26, 2007, among ProLogis and the Initial Purchasers (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed March 26, 2007).

4.6	Form of Fifth Supplemental Indenture between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed November 7, 2007).

4.7	Form of Sixth Supplemental Indenture between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed May 7, 2008).

4.8	Form of Seventh Supplemental Indenture between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.2 to Old ProLogis’ Current Report on Form 8-K filed May 7, 2008).

4.9	Form of Eighth Supplemental Indenture between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company) (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed August 14, 2009).

4.10	Ninth Supplemental Indenture, dated as of October 1, 2009, between ProLogis and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed October 2, 2009).

4.11	Tenth Supplemental Indenture between ProLogis and U.S. Bank National Association, dated as of March 16, 2010 (incorporated by reference to Exhibit 4.1 to Old ProLogis’ Current Report on Form 8-K filed March 17, 2010).

4.12	Eleventh Supplemental Indenture, by and between Old ProLogis, New Pumpkin Inc. and U.S. Bank National Association, as Trustee (as successor in interest to State Street Bank and Trust Company), dated as of June 2, 2011.

4.13	Twelfth Supplemental Indenture, by and between Prologis, Old ProLogis and U.S. Bank National Association, as Trustee (as successor in interest to State Street Bank and Trust Company), dated as of June 3, 2011.

Exhibit No.	Description

10.1	Global Senior Credit Agreement dated as of June 3, 2011 among Prologis, Operating Partnership, various subsidiaries and affiliates of Prologis, various lenders, Bank of America, N.A., as Global Administrative Agent, U.S. Funding Agent, U.S. Swing Line Lender and a U.S. L/C Issuer, The Royal Bank of Scotland plc, as Euro Funding Agent, The Royal Bank of Scotland N.V., as Euro Swing Line Lender and a Euro L/C Issuer, and Sumitomo Mitsui Banking Corporation, as Yen Funding Agent and a Yen L/C Issuer (incorporated by reference to Exhibit 10.1 to Old ProLogis’ Current Report on Form 8-K filed June 7, 2011).

10.2	Third Amended and Restated Revolving Credit Agreement dated as of June 3, 2011 among AMB Japan Finance Y.K., as initial borrower, Operating Partnership and Prologis, as guarantors, the banks listed on the signature pages thereof, and Sumitomo Mitsui Banking Corporation, as Administrative Agent.

10.3	Guaranty of Payment dated as of June 3, 2011 by Operating Partnership and Prologis for the benefit of Sumitomo Mitsui Banking Corporation, as Administrative Agent for the banks that are from time to time parties to the Third Amended and Restated Revolving Credit Agreement dated as of June 3, 2011 among AMB Japan Finance Y.K., Operating Partnership, Prologis, various lenders and Sumitomo Mitsui Banking Corporation, as Administrative Agent.

10.4	First Amendment and Waiver to the Credit Agreement dated as of November 29, 2010 among Operating Partnership as borrower, Prologis as guarantor, various banks and HSBC Bank USA, National Association, as Administrative Agent.

10.5	Guaranty Agreement dated as of June 3, 2011 issued by Operating Partnership and Prologis in favor of the Administrative Agent and the Lenders under the Senior Bridge Loan Agreement dated as of April 21, 2011 among PLD International Incorporated, various lenders and J.P. Morgan Europe Limited, as Administrative Agent.